UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

July 29, 2013	(July 22, 2013)
Date of report	(Date of earliest event reported)

Hexcel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut 06901-3238

(Address of Principal Executive Offices and Zip Code)

(203) 969-0666

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Explanatory Note

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Hexcel Corporation (the “Company”) with the Securities and Exchange Commission on July 22, 2013 (the “Original Report”), solely to correct an inadvertent error that was contained in Item 5.02 of the Original Report. In the description of Mr. Stanage’s annual target bonus with respect to 2013, the Original Report incorrectly noted that the annual bonus target for the period from January 1 through July 31, 2013 will be prorated at 75% of Mr. Stanage’s current base salary of $630,284. Instead, the annual bonus target for the period from January 1 through July 31, 2013 will be prorated at 85% of Mr. Stanage’s current base salary of $630,284. Except as specifically amended herein, the Original Report remains unchanged.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

July 29, 2013
/s/ Wayne C. Pensky
Ira J. Krakower
Senior Vice President

2